UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

APEX BIOVENTURES ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	20-4997725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Farm Lane
Hillsborough, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 344-3029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

On December 15, 2008, Apex Bioventures Acquisition Corporation (“Apex”) issued a press release announcing that, on December 13, 2008, it entered into a letter of intent to complete a business combination. Pursuant to Apex’s Second Amended and Restated Certificate of Incorporation, the execution of the letter of intent affords Apex a six-month extension for completion of a business combination, until June 13, 2009.

The consummation of the business combination is subject to, among other things, negotiation and execution of a definitive agreement and required stockholder approval. There can be no assurances that a business combination will be consummated.

Attached hereto as Exhibit 99.1 is the press release that is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

99.1           Press Release, dated December 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX BIOVENTURES ACQUISITION CORPORATION

/s/ Darrell J. Elliott

Darrell J. Elliott
Chairman and Chief Executive Officer

Dated: December 15, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 15, 2008.